SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2018

Cigna Corporation
 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	N/A (Commission File Number)	82-4991898 (IRS Employer Identification No.)

900 Cottage Grove Road
Bloomfield, Connecticut 06002
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(860) 226‑6000

Halfmoon Parent, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the completion, on December 20, 2018 (the “Closing Date”), of the previously announced Merger (as defined below) contemplated by the Agreement and Plan of Merger, dated as of March 8, 2018, as amended by Amendment No. 1, dated as of June 27, 2018 (the “Merger Agreement”), by and among Cigna Corporation (now known as Cigna Holding Company), a Delaware corporation (“Cigna”), Express Scripts Holding Company, a Delaware corporation (“Express Scripts”), Halfmoon Parent, Inc. (now known as Cigna Corporation), a Delaware corporation and a direct wholly owned subsidiary of Cigna prior to the Merger (“New Cigna”), Halfmoon I, Inc., a Delaware corporation and a direct wholly owned subsidiary of New Cigna prior to the Merger (“Merger Sub 1”), and Halfmoon II, Inc., a Delaware corporation and a direct wholly owned subsidiary of New Cigna prior to the Merger (“Merger Sub 2” and, together with Merger Sub 1, the “Merger Subs”).

At the effective time of the Merger on December 20, 2018 (the “Effective Time”), in accordance with the Merger Agreement, (a) Merger Sub 1 merged with and into Cigna (the “Cigna Merger”), with Cigna surviving the Cigna Merger as a direct wholly owned subsidiary of New Cigna, and (b) Merger Sub 2 merged with and into Express Scripts (the “Express Scripts Merger” and, together with the Cigna Merger, the “Merger”), with Express Scripts surviving the Express Scripts Merger as a direct wholly owned subsidiary of New Cigna.  As a result of the Merger, Cigna and Express Scripts became direct wholly owned subsidiaries of New Cigna. As a result of the transactions contemplated by the Merger Agreement, New Cigna became a publicly traded corporation, and former Cigna stockholders and former Express Scripts stockholders received common stock of New Cigna. Cigna common stock will cease trading on the New York Stock Exchange (the “NYSE”) and Express Scripts common stock will cease trading on the Nasdaq Global Select Market, in each case prior to the open of trading on December 21, 2018, and New Cigna common stock will commence trading on the NYSE on December 21, 2018 under the symbol “CI”.

At the Effective Time, each issued and outstanding share of Cigna common stock, par value $0.25 per share (other than shares of Cigna common stock held (a) by Cigna as treasury shares or (b) by New Cigna or Merger Sub 1), was converted automatically into one share of New Cigna common stock, par value $0.01 per share. Also at the Effective Time, Cigna’s name was changed from “Cigna Corporation” to “Cigna Holding Company” and New Cigna’s name was changed from “Halfmoon Parent, Inc.” to “Cigna Corporation.”

At the Effective Time, each issued and outstanding share of Express Scripts common stock, par value $0.01 per share (other than shares of Express Scripts common stock (a) held by Express Scripts as treasury shares, (b) owned by Cigna or by direct or indirect wholly owned subsidiaries of Express Scripts or Cigna (including New Cigna and the Merger Subs) or (c) with respect to which appraisal rights were properly exercised and not withdrawn), was converted automatically into (i) 0.2434 of a share of New Cigna common stock (the “Stock Consideration”) and (ii) the right to receive $48.75 in cash, without interest, subject to applicable withholding taxes (the “Cash Consideration” and, together with the Stock Consideration and any cash in lieu of fractional shares of New Cigna common stock, the “Merger Consideration”). No fractional shares of New Cigna common stock were issued in the Merger, and former Express Scripts stockholders are entitled to receive cash in lieu of any fractional shares of New Cigna common stock.

Cigna stock options, restricted shares, RSUs, strategic performance shares and deferred stock units that were outstanding immediately prior to the Effective Time were converted into equivalent New Cigna awards.

At the Effective Time, Express Scripts stock options, restricted stock units (“RSUs”) (other than those granted to non-employee directors) and deferred stock units that were outstanding immediately prior to the Effective Time were converted into equivalent New Cigna awards. Express Scripts performance share units that were outstanding immediately prior to the Effective Time vested at 125% for the performance period commencing in 2016, 245.31% for the performance period commencing in 2017 and 250% for the performance period commencing in 2018 and were cancelled at the Effective Time in exchange for the right to receive the Merger Consideration for the vested portion of the award.

Express Scripts RSUs granted to non-employee directors were cancelled in exchange for a cash payment in an amount equal to the Merger Consideration.

The issuance of New Cigna common stock in connection with the Merger was registered under the Securities Act of 1933, as amended, pursuant to New Cigna’s registration statement on Form S-4 (File No. 333-224960) (as amended, the “Registration Statement”), filed with the U.S. Securities and Exchange Commission (the “SEC”), and declared effective on July 16, 2018.  The definitive proxy statement/prospectus, dated July 16, 2018, of each of Cigna and Express Scripts that forms part of the Registration Statement contains additional information about the Merger and the other transactions contemplated in connection therewith.

This Current Report on Form 8-K establishes New Cigna as the successor issuer to Cigna and Express Scripts pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Pursuant to Rule 12g-3(d) under the Exchange Act, shares of New Cigna common stock are deemed to be registered under Section 12(b) of the Exchange Act, and New Cigna is subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder. New Cigna hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference to Exhibit 2.1 to Cigna’s Current Report on Form 8-K filed with the SEC on March 13, 2018 and to Exhibit 2.1 to Cigna’s Current Report on Form 8-K filed with the SEC on July 2, 2018.

The representations, warranties and covenants of the parties contained in the Merger Agreement (a) have been made only for purposes of the Merger Agreement, (b) have been qualified by (i) the matters specifically disclosed in certain of Cigna’s and Express Scripts’ filings with the SEC and (ii) confidential disclosures made in the disclosure schedules delivered in connection with the Merger Agreement, (c) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (d) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (e) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters of fact. Accordingly, the Merger Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Cigna, Express Scripts or their respective affiliates or businesses, including New Cigna. Investors should not rely on the representations, warranties or covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Cigna, Express Scripts or any of their respective affiliates, including New Cigna. Moreover, information concerning the subject matter of the representations, warranties or covenants may have changed after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Cigna’s, Express Scripts’ or New Cigna’s public disclosures.

The Cash Consideration was financed using (i) cash on hand of Cigna and Express Scripts, (ii) net proceeds from $1.5 billion of short-term commercial paper of Cigna, (iii) term loan borrowings by New Cigna on the Closing Date of $3.0 billion under the New Cigna Term Loan Credit Agreement (as defined below), previously described in the Current Report on Form 8-K filed by Cigna with the SEC on April 12, 2018, and (iv) net proceeds of the issuance by New Cigna of the outstanding senior notes under the New Cigna Indenture (as defined below), previously described in the Current Report on Form 8-K filed by New Cigna with the SEC on September 21, 2018.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in the last paragraph of the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

Prior to the Effective Time, New Cigna was a direct wholly owned subsidiary of Cigna. Pursuant to the Merger Agreement, immediately following the Effective Time, shares of New Cigna common stock owned by Cigna were surrendered to New Cigna without payment therefor. Following this surrender and the issuance of shares of New Cigna common stock in the Merger, the shares of New Cigna common stock became held solely by former Cigna stockholders and former Express Scripts stockholders. The information set forth in the Introductory Note, Item 2.01, Item 3.03 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation and Appointment of Directors

Effective as of the Effective Time, New Cigna’s board of directors (the “Board”) approved an increase in the size of the Board from three to thirteen directors.

In connection with the Merger, each director of New Cigna as of immediately prior to the Effective Time resigned from the Board.  In addition, in accordance with the terms of the Merger Agreement and effective as of the Effective Time:

•
each of the following former members of the Cigna board of directors was appointed to the Board: David M. Cordani, Eric J. Foss, Isaiah Harris, Jr., Roman Martinez IV, Dr. Mark McClellan, John M. Partridge, Eric C. Wiseman, Donna F. Zarcone and William D. Zollars; and

•	each of the following former members of the Express Scripts board of directors was appointed to the Board: William J. DeLaney, Elder Granger, Kathleen M. Mazzarella and William L. Roper.

Mr. Harris was appointed as Chairman of the Board effective as of the effectiveness of his appointment to the Board.

Committee Appointments

The Board appointed the following individuals to the Audit Committee, the Corporate Governance Committee, the Finance Committee, the People Resources Committee and the Executive Committee, effective as of the Effective Time, and to the Compliance Committee, effective upon the earlier of February 1, 2019 or the first meeting of the Compliance Committee:

Audit Committee
Roman Martinez IV (Chairperson)
William J. DeLaney
Mark B. McClellan

Compliance Committee
William L. Roper (Chairperson)
Eric J. Foss
Elder Granger
Donna F. Zarcone

Corporate Governance Committee
Donna F. Zarcone (Chairperson)
William J. DeLaney
Eric J. Foss
Elder Granger
Mark B. McClellan
William D. Zollars

Finance Committee
John M. Partridge (Chairperson)
Roman Martinez IV
Kathleen M. Mazzarella
William L. Roper
Eric C. Wiseman

People Resources Committee
William D. Zollars (Chairperson)
Kathleen M. Mazzarella
John M. Partridge
Eric C. Wiseman

Executive Committee
Isaiah Harris, Jr. (Chairperson)
David M. Cordani
Roman Martinez IV
John M. Partridge
William L. Roper
Donna F. Zarcone
William D. Zollars

Resignation and Appointment of Officers

In connection with the Merger, each officer of New Cigna as of immediately prior to the Effective Time resigned effective as of the Effective Time and the Board appointed new executive officers of New Cigna effective as of the Effective Time. The names of these executive officers and their respective positions are indicated below:

David M. Cordani	President and Chief Executive Officer
Lisa R. Bacus	Executive Vice President, Chief Marketing Officer
Mark L. Boxer	Executive Vice President, Chief Information Officer
Brian C. Evanko	President, Government Business
Nicole S. Jones	Executive Vice President, General Counsel
Matthew Manders	President, Strategy & Solutions
Dr. Steven Miller	Executive Vice President, Chief Clinical Officer
John M. Murabito	Executive Vice President, Human Resources and Services
Eric P. Palmer	Executive Vice President, Chief Financial Officer
Jason D. Sadler	President, International Markets
Michael W. Triplett	President, U.S. Markets
Timothy Wentworth	President, Express Scripts and Cigna Services

Biographical information for each of the above named officers is set forth below.

David M. Cordani, 52, Chief Executive Officer of Cigna beginning December 2009; Director since October 2009; President beginning June 2008; and Chief Operating Officer from June 2008 until December 2009.

Lisa R. Bacus, 54, Executive Vice President and Chief Marketing Officer of Cigna beginning May 2013 and Chief Customer Officer beginning February 2017; Executive Vice President and Chief Marketer at American Family Insurance from February 2008 until May 2013.

Mark L. Boxer, 58, Executive Vice President and Chief Information Officer of Cigna beginning April 2011; Deputy Chief Information Officer, Xerox Corporation; and Group President, Government Health Care, for Xerox Corporation/Affiliated Computer Services from March 2009 until April 2011.

Brian C. Evanko, 42, President, Government Business beginning November 2017; President, U.S. Individual Business from August 2013 to November 2017; Business Financial Officer, Cigna Global Individual, Health, Life and Accident from September 2012 to August 2013; Chief Actuary, Cigna Global Individual, Health, Life and Accident, from December 2008 to September 2012.

Nicole S. Jones, 48, Executive Vice President and General Counsel of Cigna beginning June 2011; Senior Vice President and General Counsel of Lincoln Financial Group from May 2010 until June 2011; Vice President and Deputy General Counsel of Cigna from April 2008 until May 2010; and Corporate Secretary of Cigna from September 2006 until April 2010.

Matthew G. Manders, 56, President, Strategy & Solutions, beginning November 2018; President, Government & Individual Programs and Group Insurance from February 2017 until his retirement in November 2017; President, U.S. Markets and Health Care Operations from June 2014 until February 2017; and President, Regional and Operations from November 2011 until June 2014.

Dr. Steven Miller, 61, Executive Vice President and Chief Clinical Officer beginning December 2018; Senior Vice President and Chief Medical Officer of Express Scripts from October 2007 until December 2018, Vice President, Research and Product from April 2005 to October 2007.

John M. Murabito, 60, Executive Vice President, Human Resources and Services of Cigna beginning August 2003.

Eric P. Palmer, 42, Executive Vice President and Chief Financial Officer beginning June 2017; Deputy Chief Financial Officer from February 2017 until June 2017; Senior Vice President, Chief Business Financial Officer from November 2015 to February 2017; Vice President, Business Financial Officer, Health Care from April 2012 to November 2015; and Business Financial Officer, U.S. Commercial Markets from June 2010 to April 2012.

Jason D. Sadler, 50, President, International Markets beginning June 2014; President, Global Individual from July 2010 until June 2014, and Managing Director Insurance Business Hong Kong, HSBC Insurance Asia Limited from January 2007 until July 2010.

Michael W. Triplett, 57, President, U.S. Markets beginning February 2017; Regional Segment Lead from June 2009 to February 2017.

Timothy Wentworth, 58, President Express Scripts and Cigna Services beginning December 2018; Chief Executive Officer of Express Scripts from May 2016 to December 2018 and President of Express Scripts from February 2014 to December 2018; Senior Vice President and President, Sales and Account Management from April 2012 to February 2014; Group President, National and Key Accounts of Medco Health Solutions, Inc. from October 2008 to April 2012.

Also in connection with the Merger, Mary T. Agoglia Hoeltzel, 61, was appointed Senior Vice President Tax and Chief Accounting Officer.  Ms. Agoglia Hoeltzel has served as the Vice President and Chief Accounting Officer of Cigna since July 2009.

Compensatory Plans

In connection with the closing of the Merger, New Cigna assumed the following compensatory equity plans of Cigna or Express Scripts, as applicable: the Cigna Long-Term Incentive Plan, amended and restated effective as of April 26, 2017 (the “Cigna LTIP”), the Cigna Stock Unit Plan, the Cigna Directors Equity Plan (the “Directors Plan”), the Cigna Corporation Stock Plan, the HealthSpring, Inc. Amended and Restated 2006 Equity Incentive Plan, the Express Scripts 2016 Long-Term Incentive Plan (the “ESI LTIP”), the Express Scripts 2011 Long Term Incentive Plan, the Medco Solutions, Inc. 2002 Stock Incentive Plan and the Accredo Health, Incorporated 2002 Long-Term Incentive Plan, as well as any outstanding awards granted under each applicable plan and the award agreements evidencing the grants of such awards, including any awards granted to New Cigna’s executive officers, in each case subject to applicable adjustments to such awards in the manner set forth in the Merger Agreement. New Cigna also assumed the remaining share reserves available under the Cigna LTIP and the Directors Plan (adjusted to relate to New Cigna common stock on a one-for-one basis), and assumed the remaining share reserve available under the ESI LTIP (adjusted to relate to New Cigna common stock based on the equity award exchange ratio described in the Merger Agreement) for use under the Cigna LTIP by New Cigna.

In addition, in connection with the closing of the Merger, New Cigna assumed the following deferred compensation plans of Cigna or Express Scripts, as applicable: the Cigna Deferred Compensation Plan of 2005, as amended and restated January 1, 2005, the Cigna Supplemental 401(k) Plan effective January 1, 2010, the Deferred Compensation Plan of 2005 for Directors of Cigna Corporation, as amended and restated April 28,, 2010, and the Express Scripts, Inc. Executive Deferred Compensation Plan of 2005 (as amended and restated effective April 2, 2012), as well as any rights and obligations of Cigna or Express Scripts, as applicable, under such plans.  New Cigna also assumed the remaining share reserve available under the Express Scripts, Inc. Executive Deferred Compensation Plan of 2005 (adjusted to relate to New Cigna common stock based on the equity award exchange ratio described in the Merger Agreement).

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 20, 2018, in connection with the completion of the Merger and pursuant to the Merger Agreement, New Cigna amended and restated its certificate of incorporation and its bylaws. On December 20, 2018, Cigna, as the sole stockholder of New Cigna, voted all of its shares of New Cigna common stock in favor of adopting the amended and restated certificate of incorporation. The Amended and Restated Certificate of Incorporation of New Cigna and the Amended and Restated By-Laws of New Cigna are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.07.

Item 8.01	Other Events.

Press Release

On December 20, 2018, New Cigna issued a press release announcing the completion of the Merger. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Share Repurchase Program

The New Cigna Board authorized a share repurchase program, under which New Cigna may repurchase up to $1.0 billion of issued and outstanding shares of New Cigna common stock from time to time, depending on market conditions and alternate uses of capital. The share repurchase program may be effected through open market purchases or privately negotiated transactions in compliance with Rule 10b-18 under the Exchange Act, including through Rule 10b5-1 trading plans. The program may be suspended or discontinued at any time.

Guarantees of Cigna Obligations

On December 20, 2018, in connection with the Merger, Cigna, New Cigna and U.S. Bank National Association, as trustee (“U.S. Bank”), entered into that certain supplemental indenture no. 11 (the “Cigna 2006 Eleventh Supplemental Indenture”) to the base indenture dated as of August 16, 2006, by and among Cigna Corporation and U.S. Bank (as supplemented, the “Cigna 2006 Indenture”). The Cigna 2006 Eleventh Supplemental Indenture provides for the guarantee by New Cigna of the outstanding notes issued by Cigna under the Cigna 2006 Indenture. A copy of the Cigna 2006 Eleventh Supplemental Indenture is filed with this Form 8-K as Exhibit 4.1 and is incorporated herein by reference.

On December 20, 2018, in connection with the Merger, Cigna, New Cigna and HSBC Bank USA, National Association (as successor to Marine Midland Bank, N.A.), as trustee (“HSBC”), entered into that certain supplemental indenture no. 1 (the “Cigna 1994 Supplemental Indenture”) to the base indenture dated as of January 1, 1994, by and among Cigna and HSBC (as supplemented, the “Cigna 1994 Indenture”). The Cigna 1994 Supplemental Indenture provides for the guarantee by New Cigna of the outstanding notes issued by Cigna under the Cigna 1994 Indenture. A copy of the Cigna 1994 Supplemental Indenture is filed with this Form 8-K as Exhibit 4.2 and is incorporated herein by reference.

On December 20, 2018, in connection with the Merger, Cigna, New Cigna and Deutsche Bank Trust Company Americas, a New York banking corporation (as successor to Bankers Trust Company), as trustee (“Deutsche Bank”), entered into that certain supplemental indenture no. 1 (the “Cigna 1988 Supplemental Indenture”) to the base indenture dated as of June 30, 1988, by and among Cigna and Deutsche Bank (as supplemented, the “Cigna 1988 Indenture”). The Cigna 1988 Supplemental Indenture provides for the guarantee by New Cigna of the outstanding notes and debentures issued by Cigna under the Cigna 1988 Indenture. A copy of the Cigna 1988 Supplemental Indenture is filed with this Form 8-K as Exhibit 4.3 and is incorporated herein by reference.

Guarantee of Express Scripts Obligations

On December 20, 2018, in connection with the Merger, New Cigna, Express Scripts and Wells Fargo Bank, National Association, as trustee (“Wells Fargo”), entered into that certain twenty-fifth supplemental indenture (the “Express Scripts Twenty-Fifth Supplemental Indenture”) to the base indenture dated as of November 21, 2011, by and among Express Scripts, Express Scripts, Inc. (“ESI”), certain subsidiaries of ESI and Wells Fargo (as supplemented, the “Express Scripts Indenture”). The Express Scripts Twenty-Fifth Supplemental Indenture provides for the guarantee by New Cigna of the outstanding notes issued by Express Scripts under the Express Scripts Indenture. A copy of the Express Scripts Twenty-Fifth Supplemental Indenture is filed with this Form 8-K as Exhibit 4.4 and is incorporated herein by reference.

Release of Guarantees of Express Scripts Obligations

As previously disclosed, the outstanding senior notes issued by Express Scripts under the Express Scripts Indenture are guaranteed by ESI and Medco Health Solutions, Inc. (“Medco”). On December 20, 2018, in connection with the Merger, ESI and Medco were released from all of their obligations under the Express Scripts Indenture and their respective guarantees thereunder.

As previously disclosed, Express Scripts entered into that certain Amendment and Restatement Agreement dated as of October 26, 2017, with ESI, Medco, the lenders party thereto, Citibank, N.A., as administrative agent, and the other parties thereto, which amended and restated the existing credit agreement (as amended and restated, the “Express Scripts Credit Agreement”).  On December 20, 2018, in connection with the Merger, the Express Scripts Credit Agreement was terminated and therefore Express Scripts, ESI and Medco were released from all of their obligations under the Express Scripts Credit Agreement and their respective guarantees thereunder.

Guarantee of Express Scripts, Inc. Obligations

On December 20, 2018, in connection with the Merger, New Cigna, ESI and MUFG Union Bank, N.A. (as successor to Union Bank, N.A.), as trustee (“MUFG”), entered into that certain ninth supplemental indenture (the “ESI Ninth Supplemental Indenture”) to the base indenture dated as of June 9, 2009, by and among ESI, certain subsidiaries of ESI and MUFG (as supplemented, the “ESI Indenture”). The ESI Ninth Supplemental Indenture provides for the guarantee by New Cigna of the outstanding notes issued by ESI under the ESI Indenture. A copy of the ESI Ninth Supplemental Indenture is filed with this Form 8-K as Exhibit 4.5 and is incorporated herein by reference.

Guarantee of Medco Obligations

On December 20, 2018, in connection with the Merger, New Cigna, Medco and U.S. Bank Trust National Association, as trustee (“U.S. Bank Trust”), entered into that certain second supplemental indenture (the “Medco Second Supplemental Indenture”) to the base indenture dated as of March 18, 2008, by and among Medco and U.S. Bank Trust (as supplemented, the “Medco Indenture”). The Medco Second Supplemental Indenture provides for the guarantee by New Cigna of the outstanding notes issued by Medco under the Medco Indenture. A copy of the Medco Second Supplemental Indenture is filed with this Form 8-K as Exhibit 4.6 and is incorporated herein by reference.

Cigna and Express Scripts Guarantees of New Cigna Obligations

On December 20, 2018, in connection with the Merger, Express Scripts, Cigna, New Cigna and U.S. Bank National Association, as trustee (“U.S. Bank”), entered into that certain second supplemental indenture (the “New Cigna Second Supplemental Indenture”) to the base indenture dated as of September 17, 2018, by and among New Cigna and U.S. Bank (as supplemented, the “New Cigna Indenture”). The New Cigna Second Supplemental Indenture provides for the guarantee by Express Scripts and Cigna of the outstanding senior notes issued by New Cigna under the New Cigna Indenture. A copy of the New Cigna Second Supplemental Indenture is filed with this Form 8-K as Exhibit 4.7 and is incorporated herein by reference.

On December 20, 2018, in connection with the Merger, Express Scripts and Cigna entered into that certain guarantor supplement (the “New Cigna Revolver Guarantor Supplement”) to the Revolving Credit and Letter of Credit Agreement dated as of April 6, 2018, by and among Cigna, New Cigna, JPMorgan Chase Bank, N.A., as administrative agent, and the other parties thereto (the “New Cigna Revolving Credit Agreement”). The New Cigna Revolver Guarantor Supplement provides for the guarantee by Express Scripts and Cigna of the obligations of New Cigna as borrower under the New Cigna Revolving Credit Agreement. A copy of the New Cigna Revolver Guarantor Supplement is filed with this Form 8-K as Exhibit 4.8 and is incorporated herein by reference.

On December 20, 2018, in connection with the Merger, Express Scripts and Cigna entered into that certain guarantor supplement (the “New Cigna Term Loan Guarantor Supplement”) to the Term Loan Credit Agreement dated as of April 6, 2018, by and among Cigna, New Cigna, Morgan Stanley Senior Funding, Inc., as administrative agent, and the other parties thereto (the “New Cigna Term Loan Credit Agreement”). The New Cigna Term Loan Guarantor Supplement provides for the guarantee by Express Scripts and Cigna of the obligations of New Cigna as borrower under the New Cigna Term Loan Credit Agreement. A copy of the New Cigna Term Loan Guarantor Supplement is filed with this Form 8-K as Exhibit 4.9 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

To be filed by amendment not later than 71 calendar days after the latest date this Current Report is required to be filed with the SEC.

(b) Pro Forma Financial Information.

To be filed by amendment not later than 71 calendar days after the latest date this Current Report is required to be filed with the SEC.

Exhibit No.	Description of Exhibit

2.1
Agreement and Plan of Merger, dated as of March 8, 2018, by and among Cigna Corporation (now known as Cigna Holding Company), Express Scripts Holding Company, Halfmoon Parent, Inc. (now known as Cigna Corporation), Halfmoon I, Inc. and Halfmoon II, Inc. (incorporated by reference to Exhibit 2.1 to Cigna Corporation’s (now known as Cigna Holding Company) Current Report on Form 8-K filed with the SEC on March 13, 2018).

2.2
Amendment No. 1 to Agreement and Plan of Merger, dated as of June 27, 2018, by and among Cigna Corporation (now known as Cigna Holding Company), Express Scripts Holding Company, Halfmoon Parent, Inc. (now known as Cigna Corporation), Halfmoon I, Inc. and Halfmoon II, Inc. (incorporated by reference to Exhibit 2.1 to Cigna Corporation’s (now known as Cigna Holding Company) Current Report on Form 8-K filed with the SEC on July 2, 2018).

3.1	Amended and Restated Certificate of Incorporation of Cigna Corporation (formerly known as Halfmoon Parent, Inc.).

3.2	Amended and Restated By-Laws of Cigna Corporation (formerly known as Halfmoon Parent, Inc.).

4.1
Supplemental Indenture No. 11 dated as of December 20, 2018, by and among Cigna Corporation (formerly known as Halfmoon Parent, Inc.), Cigna Holding Company (formerly known as Cigna Corporation) and U.S. Bank National Association, as Trustee, to that certain base indenture dated as of August 16, 2006, by and among Cigna Corporation (now known as Cigna Holding Company) and U.S. Bank National Association, as Trustee.

4.2
Supplemental Indenture No. 1 dated as of December 20, 2018, by and among Cigna Corporation (formerly known as Halfmoon Parent, Inc.), Cigna Holding Company (formerly known as Cigna Corporation) and HSBC Bank USA, National Association (as successor to Marine Midland Bank, N.A.), as Trustee, to that certain base indenture dated as of January 1, 1994, by and among Cigna Corporation (now known as Cigna Holding Company) and HSBC.

4.3
Supplemental Indenture No. 1 dated as of December 20, 2018, by and among Cigna Corporation (formerly known as Halfmoon Parent, Inc.), Cigna Holding Company (formerly known as Cigna Corporation) and Deutsche Bank Trust Company Americas, a New York banking corporation (as successor to Bankers Trust Company), as Trustee, to that certain base indenture dated as of June 30, 1988, by and among Cigna Corporation (now known as Cigna Holding Company) and Deutsche Bank.

4.4
Twenty-Fifth Supplemental Indenture dated as of December 20, 2018, by and among Cigna Corporation (formerly known as Halfmoon Parent, Inc.), Express Scripts Holding Company and Wells Fargo Bank, National Association, as Trustee, to that certain base indenture dated as of November 21, 2011, by and among Express Scripts Holding Company and Wells Fargo Bank, National Association.

4.5
Ninth Supplemental Indenture dated as of December 20, 2018, by and among Cigna Corporation (formerly known as Halfmoon Parent, Inc.), Express Scripts, Inc. and MUFG Union Bank, N.A. (as successor to Union Bank, N.A.), as Trustee, to that certain base indenture dated as of June 9, 2009, by and among Express Scripts, Inc., certain subsidiaries of Express Scripts, Inc. and MUFG.

4.6
Second Supplemental Indenture dated as of December 20, 2018, by and among Cigna Corporation (formerly known as Halfmoon Parent, Inc.), Medco Health Solutions, Inc. and U.S. Bank Trust National Association, as Trustee, to that certain base indenture dated as of March 18, 2008, by and among Medco Health Solutions, Inc. and U.S. Bank Trust National Association.

4.7
Second Supplemental Indenture dated as of December 20, 2018, by and among Express Scripts Holding Company, Cigna Holding Company (formerly known as Cigna Corporation) and U.S. Bank National Association, as Trustee, to that certain base indenture dated as of September 17, 2018, by and among Halfmoon Parent, Inc. (now known as Cigna Corporation) and U.S. Bank National Association (as supplemented by that certain first supplemental indenture thereto dated as of September 17, 2018).

4.8
Additional Guarantor Supplement dated as of December 20, 2018, by Express Scripts Holding Company and Cigna Holding Company (formerly known as Cigna Corporation) to that certain Revolving Credit and Letter of Credit Agreement dated as of April 6, 2018, by and among Cigna Corporation (now known as Cigna Holding Company), Halfmoon Parent, Inc. (now known as Cigna Corporation), JPMorgan Chase Bank, N.A., as administrative agent, and the other parties thereto.

4.9
Additional Guarantor Supplement dated as of December 20, 2018, by Express Scripts Holding Company and Cigna Holding Company (formerly known as Cigna Corporation) to that certain Term Loan Credit Agreement dated as of April 6, 2018, by and among Cigna Corporation (now known as Cigna Holding Company), Halfmoon Parent, Inc. (now known as Cigna Corporation), Morgan Stanley Senior Funding, Inc., as administrative agent, and the other parties thereto.

99.1	Press Release, dated December 20, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cigna Corporation

Date: December 20, 2018	By:	/s/ Nicole S. Jones
Nicole S. Jones
Executive Vice President and General Counsel